UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 9, 2014

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INVISA, INC.

(Exact name of registrant as specified in its Charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 965

Sarasota, FL 34236

(Address of principal executive offices)

(941) 870-3950

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01	Change in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors

On October 9, 2014, (the "Dismissal Date") Invisa, Inc. (the "Company"), as a result of the acquisition of substantially all of the assets and business of its previous registered independent public accounting firm, Kingery & Crouse PA ("Kingery"), by Frazier & Deeter, LLC ("Frazier & Deeter"), dismissed Kingery as its registered independent public accounting firm and engaged Frazier & Deeter. The decision to dismiss Kingery was approved by the Audit Committee of the Company's Board of Directors (the "Audit Committee"). The reports of Kingery on the Company's financial statements for the years ended December 31, 2013 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Through the period covered by the audit of the Company's financial statements for the years ended December 31, 2013 and December 31, 2012, as well as during the subsequent interim period through the Dismissal Date, there have been no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kingery would have caused them to make reference thereto in their report on the financial statements. During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to Kingery prior to the date of the filing of this Current Report on Form 8-K and requested that Kingery furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Auditors

On October 9, 2014, the Audit Committee approved the appointment of Frazier & Deeter as its new registered independent public accountant, and the Company formally engaged Frazier & Deeter as the Company's independent public accountant on October 9, 2014.

During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with Frazier & Deeter regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Frazier & Deeter, in either case where written or oral advice provided by Frazier & Deeter would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Kingery & Crouse, P.A., dated October 9, 2014, regarding Change in Certifying Accountant. (Filed herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

	By:	/s/ Edmund C. King
Date: October 9, 2014		Edmund C. King
Chief Executive Officer

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